Income Taxes	6 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes

As of September 30, 2014, the Company had net operating loss carry forwards of approximately $4,492,760 that may be available to reduce future years’ taxable income in varying amounts through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the six months ended September 30, 2014 and 2013:

	2014	2013
Federal income tax benefit attributable to:
Current operations	$405,061	$60,363
Less: valuation allowance	(405,061)	(60,363)
Net provision for Federal income taxes	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of September 30, 2014 and March 31, 2014:

	September 30, 2014	March 31, 2014
Deferred tax asset attributable to:
Net operating loss carryover	$1,454,596	$1,049,535
Less: valuation allowance	(1,454,596)	(1,049,535)
Net deferred tax asset	$0	$0

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $4,492,760 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.